SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): December 13, 1999


                        MILACRON INC.
     (Exact name of registrant as specified in its charter)



    DELAWARE                   1-8475            31-1062125
  (State or other          Commission File      (IRS Employer
  jurisdiction of          Number)              Identification
  incorporation)                                No.)



2090 Florence Avenue, P.O. Box 63716,Cincinnati, Ohio      45206
(address of principal executive offices)                 (ZIP Code)



Registrant's  telephone number, including area code:  (513)  487-5000





ITEM 5.   OTHER EVENTS

          The Press Release of registrant dated December 13, 1999, filed as Exhibit 99.1 and which discloses that the Registrant will undertake certain efficiency initiatives with charges to be absorbed primarily in the fourth quarter of 1999 and the first half of 2000, is incorporated herein by reference.


ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
           AND EXHIBITS.

          (c) Exhibits:



 Exhibit
   No.                  Description


   99.1             Press Release issued by Milacron
                    Inc. on December 13, 1999.


                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MILACRON INC.



Date:  December 14, 1999           By:  /s/ Robert P. Lienesch
                                        Robert P. Lienesch
                                        Vice President-Finance
                                        and Treasurer and Chief
                                        Financial Officer